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                                      OFFICE OF THE UNITED STATES TRUSTEE
                                                 EXHIBIT 99.5

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----------------------------------------------------------              ------------------------------------------
In re: FIRST ALLIANCE CORPORATION, a Delaware Corporation,              DEBTOR IN POSSESSION INTERIM STATEMENT
Debtor                                                                  Statement Number:    16
                                                                        For the period FROM: 7/01/01
Chapter 11 case No: SA00-12371-LR                                                        TO: 7/31/01
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

                                                     General        Investment       Money Market       Payroll            Tax
                                                   Account (1)      Account (2)      Account (3)      Account (4)      Account (5)
 CASH ACTIVITY ANALYSIS (Cash Basis Only)        ---------------  ---------------  ---------------  ---------------  ---------------
 A.    Total Receipts per all Prior Interim
       Statements                                $68,337,361.81   $61,029,844.97   $40,263,427.45              n/a              n/a
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
 B.    Less: Total Disbursements per all Prior
       Statements                                $64,049,364.03   $61,029,844.97   $18,759,108.94              n/a              n/a
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
 C.    Beginning Balance (A less B)               $4,287,997.78            $0.00   $21,504,318.51            $0.00            $0.00
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
 D.    Receipts during Current Period
       (Attach Separate Listing if Necessary)
       Description
       -----------
       ZBT from FAMCO DIP General                 $2,543,524.48
       Investment from FACO General                                                 $2,500,000.00
       Interest earned from Money Market Account                                       $44,720.94

                                                 ---------------  ---------------  ---------------  ---------------  ---------------
       TOTAL RECEIPTS THIS PERIOD:                $2,543,524.48            $0.00    $2,544,720.94            $0.00            $0.00
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
 E.    Balance Available (C plus D)               $6,831,522.26            $0.00   $24,049,039.45            $0.00            $0.00
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
 F.    Less: Disbursements during Current Period
       (Attach Separate Listing if Necessary)
       Date       Check No  Payee/Purpose
       ----       --------  -------------
       ZBT to FAMCO DIP General                     $819,712.16
       ZBT to FAMCO DIP Payroll                      $97,928.42
       ZBT to FAMCO DIP Payroll Taxes                $61,109.01
       Investment Transfer to Money Market        $2,500,000.00
       Cash Disbursements

                                                 ---------------  ---------------  ---------------  ---------------  ---------------
       TOTAL DISBURSEMENTS THIS PERIOD:           $3,478,749.59            $0.00            $0.00            $0.00            $0.00
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
 G.         Ending Balance (E less F)             $3,352,772.67            $0.00   $24,049,039.45            $0.00            $0.00
                                                 ===============  ===============  ===============  ===============  ===============
 H.    (1)  General Account:
              (a)  Depository Name and Location   Comerica Bank - California,  Costa Mesa, CA
                                                  ----------------------------------------------------------------------------------
              (b)  Account Number:                1891244830
                                                  ----------------------------------------------------------------------------------
       (2)  Investment Account:
              (a)  Depository Name and Location   Comerica Securities,  Dallas, TX
                                                  ----------------------------------------------------------------------------------
              (b)  Account Number:                Investment in United States Treasury Bills with various maturity dates.
                                                  ----------------------------------------------------------------------------------
       (3)  Money Market Account:
              (a)  Depository Name and Location   Comerica Securities,  Dallas, TX
                                                  ----------------------------------------------------------------------------------
              (b)  Account Number:                BG5-129062
                                                  ----------------------------------------------------------------------------------
       (4)  Payroll Account:
              (a)  Depository Name and Location   Not applicable
                                                  ----------------------------------------------------------------------------------
              (b)  Account Number:
                                                  ----------------------------------------------------------------------------------
       (5)  Tax Account:
              (a)  Depository Name and Location   Not applicable
                                                  ----------------------------------------------------------------------------------
              (b)  Account Number:
                                                  ----------------------------------------------------------------------------------

 I.    Other monies on hand (Specify type and location) (i.e. Certificates of Deposit, Petty Cash):

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I, Joel Blitzman, Vice President and Controller, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.



Dated: August 13, 2001        /S/ Joel Blitzman, Vice President and Controller
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                              Debtor in Possession